Net Loss Per Share (Tables)	12 Months Ended
Jul. 31, 2025
TALENTEC SDN. BHD. [Member]
Schedule of Earning Per Share

The following table sets forth the basic and diluted net earnings per share computation and provides a reconciliation of the numerator and denominator for the years presented:

	As of July 31,
	2024	2025
Numerator:
Net income	$153,227	$209,911

Denominator:
Weighted average number of ordinary shares	501,312	580,000

Net earnings per share
-Basic and diluted	$0.31	$0.36